INCOME TAXES (Details 1) - USD ($)	Feb. 29, 2016	Feb. 28, 2015
Income Taxes Details 1
Accrued compensation	$ 87,969
Accrued interest	23,520
Net operating loss carryovers	5,555,259	$ 4,058,611
Research and development credits	130,422
Capital loss carryover	25,421
Stock-based compensation	1,491,106	$ 1,183,918
Total	7,313,697	5,242,529
Depreciation	(76,987)	(10,273)
Total	7,236,710	5,232,256
Less: Valuation allowance	$ (7,236,710)	$ (5,232,256)
Net deferred tax asset